FIRST AMENDMENT TO GLOBAL FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO GLOBAL FORBEARANCE AGREEMENT (this “Amendment”) is dated as of June __, 2010, by and between (i) VIRIDIS CAPITAL, LLC (“Viridis”), (ii) GREENSHIFT CORPORATION (“GreenShift”), (iii) the subsidiaries and affiliates of GreenShift and Viridis listed on Schedule 1 attached hereto (the “Subsidiaries”) (Viridis, GreenShift and the Subsidiaries shall be collectively referred to herein as the “Obligors”), and (ii) YA GLOBAL INVESTMENTS, L.P., formerly known as Cornell Capital Partners, LP, a Cayman Island exempt limited partnership (the “Lender”), and having offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302.

Background

Reference is made to that certain Global Forbearance Agreement dated as of December 9, 2009 entered into by and among the Lender and the Obligors (the “Agreement”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to the terms of the Agreement, the Lender’s agreement to forbear from exercising its rights and remedies against the Obligors as a result of the Stated Defaults was expressly conditioned upon the Obligors satisfying the Conditions Subsequent on or before December 31, 2009.  The Obligors have requested that the Lender extend the date by which the Obligors must satisfy the Conditions Subsequent, and the Lender has agreed to extend such date, but only upon the terms and conditions set forth herein.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Obligors and the Lender as follows:

Acknowledgement of Debt

1.
The Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Agreement, the Financing Documents, and the Related Documents, the Obligors are unconditionally, collectively, jointly, and severally liable to the Lender for all of the Obligations, without set off, counterclaim or offset.

Waiver of Claims

2.
The Obligors hereby acknowledge and agree that none of the Obligors have any offsets, defenses, claims, or counterclaims against the Lender, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (singly and collectively, as the “Released Parties”), with respect to the Obligations, the Financing Documents, the Agreement, the Related Documents, the transactions set forth or otherwise contemplated therein, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE each of the Released Parties from any and all liability therefor.

Conditions Precedent

3.
The Lender’s agreements, all as more particularly set forth herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Lender in its sole and exclusive discretion:

a.
All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment shall have been duly and effectively taken and evidence thereof, including, without limitation, an opinion of the Obligors’ counsel, satisfactory to the Lender in all respects shall have been provided to the Lender; and

b.	This Amendment shall be executed and delivered to the Lender by the parties thereto, shall be in full force and effect and shall be form and substance satisfactory to the Lender.
Amendments to Agreement

4.	Subject to the satisfaction of the conditions set forth in Section 3 above, the Lender and the Obligors hereby agree that the Agreement is hereby amended as follows:
a.	The date “March 31, 2011” contained in the third paragraph of the Background section of the Agreement is hereby deleted and the date “December 31, 2012” is inserted in its place.
b.	The date “December 31, 2009” contained in Section 5 of the Agreement is hereby deleted and the date “[June ___, 2010]” inserted in its place.
c.	Section 10 of the Agreement shall be deleted in its entirety and replaced with the following:

[Reserved.]

d.	Section 13 of the Agreement shall be deleted in its entirety and replaced with the following:
From and after the later to occur of the Effective Date, and the date of the satisfaction of the Conditions Subsequent in accordance with Section 5 hereof, and in consideration of the Obligors’ performance in accordance with this Agreement, the Lender shall forbear (except with respect to the exercise of rights against (A) the Pledged Shares under the Pledge Agreement pursuant to Section 9, above, and (B) the COES Systems (as defined below)) from enforcing the Lender’s rights and remedies as a result of the Stated Defaults until the earlier of (a) the occurrence of a Termination Event (as defined below), or (b) the Termination Date.  Notwithstanding the foregoing, nothing contained in this Agreement or the other Financing Documents shall constitute a waiver by the Lender of any default or event of default, whether now existing or hereafter arising (including, without limitation, the Stated Defaults).  This Agreement shall only constitute an agreement by the Lender to forbear from enforcing its rights and remedies upon the terms and conditions set forth herein.  For the avoidance of doubt, the Obligors expressly acknowledge and agree that the Lender shall be entirely free to exercise any and all of its rights and remedies whether under the Financing Documents or otherwise (i) unless and until the satisfaction of the Conditions Subsequent in accordance with the provisions of Section 5 hereof; and (ii) at any time (even after satisfaction of the Conditions Subsequent) with respect to the (x) Pledged Shares, and (y) the corn oil extraction systems owned and operated by GS COES (Yorkville I), LLC at the ethanol plants listed on the attached Schedule 2-b, and/or any contracts, licenses, agreements, or other personal property related thereto or used in connection therewith (collectively, the “COES Systems”).

e.	Section 15 of the Agreement shall be amended by inserting the following as new Section 15(k):
k.	The Obligors (i) make any payments, or (ii) sell, issue, transfer, or assign stock in any of the Obligors, to JMJ Financial Corporation or its affiliates.

Notwithstanding anything to the contrary contained in the Financing Documents, this Agreement, and/or the Related Documents, the Obligors and the Lender acknowledge and agree that the occurrence of a default under that certain Management Agreement dated as of June __, 2010 by and between GreenShift and YA Corn Oil Systems, LLC shall not be deemed to be a Termination Event under this Agreement or an Event of Default under that certain Amended and Restated Secured Convertible Debenture dated as of June __, 2010 issued by GreenShift in favor of the Lender in the original principal amount of $[______________].

f.	Section 18 of the Agreement shall be deleted in its entirety and replaced with the following:
All notices hereunder to any party hereto shall be in writing and (i) hand delivered, (ii) sent by a nationally recognized overnight courier, or (iii) posted in the United States mail by registered or certified mail, return receipt requested, addressed to such party at its address indicated below:

If to any Obligor:	c/o GreenShift Corporation
One Penn Plaza, Suite 1612
New York, NY 10119
Attn: Kevin Kreisler
Telephone: 212-994-5374
Facsimile: 646-572-6336

With a Copy to:	Glenn Schoenfeld, Esquire
405 Park Avenue, Suite 502
New York, New York 10022
Telephone: 212-754-7000
Facsimile: 212-758-0143

If to the Lender:	YA Global Investments, L.P.
c/o Yorkville Advisors, LLC
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Attention: Mr. Troy Rillo

With a copy to:	Douglas K. Clarke, Esquire
Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Telephone: 617-880-3485
Facsimile: 617-692-3485

or at any other address specified by such party in writing upon seven (7) days’ written notice to the other parties.  Any such notice shall be treated as having been given upon the earlier of (i) actual receipt (by any method of delivery) by the person to whom the notice is addressed, or (ii) upon delivery to such address (or refusal to accept delivery).

g.	Schedule 1 to the Agreement shall be deleted in its entirety and the Exhibit “A” attached hereto shall be inserted in its place.
h.	The attached Exhibit “B” shall be inserted into the Agreement as new “Schedule 2-b”.
5.
The Obligors hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Agreement, the Financing Documents, and the Related Documents, and acknowledge and agree that, except as otherwise expressly amended pursuant to the terms and conditions of this Amendment, all terms and conditions of the Agreement, the Financing Documents, and the Related Documents shall remain in full force and effect;

Costs of Collection

6.
The Obligors shall be liable to the Lender for any and all unreimbursed costs, expenses, and costs of collection (including attorneys’ fees and expenses) heretofore or hereafter incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Financing Documents, and/or this Amendment, including, without limitation, the negotiation and preparation of this Amendment and/or any matters related thereto.

Waiver of Jury Trial

7.
The Obligors and the Lender hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Amendment, is relying on such a waiver: THE OBLIGORS AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE OTHER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE LENDER.

[Remainder of Page Intentionally Left Blank]

1227630.1

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

YA GLOBAL INVESTMENTS, L.P. By Yorkville Advisors, LLC, its investment manager, By:_______________________________ Name: Troy Rillo Title: Senior Managing Director

[YA Global Signature Page to First Amendment to Global Forbearance Agreement]
[Signatures continued on following page]

_________________________________
Kevin Kreisler, Individually

VIRIDIS CAPITAL LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GREENSHIFT CORPORATION (f/k/a GS CleanTech Corporation)

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS CLEANTECH CORPORATION (f/k/a GS Ethanol Technologies, Inc.)

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS COES (YORKVILLE I), LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS CARBON DIOXIDE TECHNOLOGIES, INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS GLOBAL BIODIESEL, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS AGRIFUELS CORPORATION

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

NEXTGEN ACQUISITION, INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

NEXTGEN FUEL INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

SUSTAINABLE SYSTEMS, INC.

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

SUSTAINABLE SYSTEMS LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS DESIGN, INC. (f/k/a Warnecke Design Service, Inc.)

By_______________________________
Name:               Kevin Kreisler
Title:                 Chairman

GS RENTALS LLC (f/k/a Warnecke Rentals, LLC)

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

[Obligors’ Signature Page to First Amendment to Global Forbearance Agreement]
[Signatures continued on following page]

ECOSYSTEM TECHNOLOGIES, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS BIG MANAGEMENT, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS COES (ADRIAN I), LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member

GS TECHNOLOGY, LLC

By_______________________________
Name:               Kevin Kreisler
Title:                 Managing Member